UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code (414) 765-5384

Date of fiscal year end: August 31, 2008

Date of reporting period: February 29, 2008

Item 1.	Report to Stockholders.

Semi-Annual Report

Akros Absolute Return Fund

(AARFX)

February 29, 2008

Investment Advisor

Akros Capital, LLC

230 Park Avenue, 7th Floor

New York, NY 10169

Telephone: 877-257-6748 (877-AKROS 4 U)

Akros Absolute Return Fund

Letter to Shareholders as of February 29, 2008

Dear Shareholders:

We’re pleased to present this Semi-Annual Report for the Akros Absolute Return Fund.

Investment Objective and Principal Investment Strategies

The Akros Absolute Return Fund (AARFX) began on September 30, 2005. The Fund’s investment objective is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. Absolute-return strategies seek positive returns regardless of market conditions. The Akros Absolute Return Fund invests in securities that offer strategic opportunities to employ absolute-return strategies utilizing a variety of publicly and non-publicly traded securities, including companies of any size. The Fund has the flexibility to invest in a range of asset classes and security types. In addition to taking long positions in securities judged to be undervalued, the Fund also takes short positions in securities judged to be overvalued. Long positions benefit from a rise in the underlying security and short positions benefit from a fall in the underlying security, and vice versa.

Performance Through February 29, 2008

For the period from inception on September 30, 2005 through February 29, 2008, the Akros Absolute Return Fund’s average annual total return was 2.57%. Over the same time period, average annual total returns were 5.35% for the S&P 500 Index, 4.53% for the Citigroup 3-Month U.S. Treasury Bill Index, 6.31% for the Lipper Specialty Diversified Equity Funds Average, and 3.88% for the Lipper Long/Short Equity Funds Average.

For the 12 months ending February 29, 2008, the Akros Absolute Return Fund was up 3.10%. Over the same time period, the S&P 500 Index was down 3.60%, the Citigroup 3-Month U.S. Treasury Bill Index was up 4.43%, the Lipper Specialty Diversified Equity Funds Average was up 14.02%, and the Lipper Long/Short Equity Funds Average was down 3.00%.

For the six months ending February 29, 2008, the Akros Absolute Return Fund was up 5.72%. Over the same time period, the S&P 500 Index was down 8.79%, the Citigroup 3-Month U.S. Treasury Bill Index was up 1.89%, the Lipper Specialty Diversified Equity Funds Average was up 10.78%, and the Lipper Long/Short Equity Funds Average was down 6.06%.

All of these figures represent total returns (i.e., with dividends reinvested), and only the since-inception figures are annualized.

The Akros Absolute Return Fund’s Net Expense Ratio is 1.99%. The Gross Expense Ratio, as stated in the December 28, 2007 Prospectus, is 2.52%. The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses for the Fund (exclusive of dividends on short positions) do not exceed 1.99% of the Fund’s average net assets through August 31, 2008 and for an indefinite period thereafter.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-257-6748 (877-AKROS 4 U). The Fund imposes a redemption fee of 1.00% on shares held for less than 60 days. The performance data quoted does not reflect the redemption fee. If reflected, total return would be reduced.

During the past few months, the stock market finally ran into the turbulence that we’d been expecting, and our hedging techniques clearly paid off with the Fund performing well on an absolute and relative basis. This is the type of performance that we’d hope to see in the Fund if we enter a longer period of flat or negative returns for the stock market. Although there may be opportunities to participate in periodic upward bounces in stock prices, we continue to believe that stock valuations are too high overall. As a result, we expect that our ability to employ hedging techniques will be rewarded in the months and years ahead.

Market and Economic Overview

On December 17, 2007, Barron’s surveyed a group of Wall Street strategists in an article entitled “A Bullish Call.” Indeed, the dozen seers surveyed all predicted higher stock prices in 2008. Once again, we at Akros entered 2008 with a contrarian point of view, although we think that the second half of the year could potentially offer up some great investment opportunities.

Never in the 80-year history of Standard & Poor’s data has the S&P 500 Index fallen as much as 5.3% in the first five trading days of the year—until 2008. The Russell 2000 Index (small-cap stocks) was down 8%. During that period, the Akros Absolute Return Fund was actually up 0.78%. We believe this demonstrates how we’ve attempted to position the Fund for the possibility of rougher waters ahead.

Leading economic indicators are pointing to a meaningful slowdown in the first half of 2008. Growth of non-farm payrolls virtually stopped in December, eking out an increase of just 18,000, the smallest gain since August of 2003 and well below expectations of 50,000. Unemployment has jumped to 5% from 4.4% in early 2007. According to InvesTech Research, in six out of nine times when the unemployment rate has risen 0.6% from a two-year low, the economy was already in a recession. In the other three instances, a recession wasn’t far off. A slower job market can stymie consumer spending, which represents more than two-thirds of U.S. economic activity. Some notable investors, including Bill Gross of PIMCO, have stated that the U.S. has already entered a recession. The last few months of 2007 included the biggest one-month jump in auto-loan delinquencies in eight years, a $344 million quarterly loss at student-loan giant Sallie Mae and a 26% increase in credit-card delinquencies from a year ago. In addition, the housing market is in a downright depression with new-home starts down 53% from the peak and existing-home sales down 31%. The headwinds have increased dramatically.

In December, new export orders for manufacturing companies had their third-biggest drop in their 20-year history. Exports have recently been an important support for the economy. If exports dry up at the same time that domestic demand deteriorates, the downside to the economy increases. In addition, the number of contracting industries in the ISM (Institute for Supply Management) non-manufacturing survey surpassed the number of expanding industries for the first time since January of 2003. According to Ned Davis Research, when this has happened in the past nine years, the economy has contracted at a 1% annual rate.

Banks have clearly become tighter when it comes to lending. According to Bianco Research, newly adopted lending standards by leading institutions mean that over one-third of home buyers are going to get crunched by tougher standards, much bigger down payments and interest-rate surcharges. Even municipalities and states are starting to be affected by the credit crunch. The state of Florida’s investment funds have had difficulty getting their money out of money-market funds that are laden with collateralized debt obligations (CDOs) and other types of risky fixed-income derivative instruments that were dressed up and sold as safe investments. A recent article in the Boston Globe highlighted an unfortunate investment experience in which the city of Springfield, MA invested $14 million in AAA rated CDOs as a way of earning a higher return in their fixed-income portfolio. It’s now estimated that the city has lost 100% of the investment. We suspect there will be many more stories like this before the end of 2008. The liquidity crunch is apt to linger on because the psychological foundation of liquidity is confidence. The fact that banks are reluctant to lend to each other speaks volumes about the state of confidence in the markets right now. As more and more investors around the globe see the value of their holdings depreciate, it will take a longer time for confidence to be restored.

As already discussed, we’ve attempted to position the Akros Absolute Return Fund defensively in anticipation of rougher waters during the first part of 2008. We believe that the Federal Reserve Open Market Committee will continue to drop the federal-funds rate in an effort to reflate the economy as it becomes more apparent that deflationary forces are gaining a foothold. In the short run, however, this effort seems to be tricky because stagflation may be setting in, whereby inflation numbers are troubling, but the economy is slipping into a slow-growth phase. While the cost of living has certainly increased with higher food and energy prices, it’s interesting that yields on long-term Treasury bonds are challenging multi-decade lows. The approaching debt implosion should prove to be deflationary, and a desire to own absolutely safe debt should rise dramatically.

As volatility stays high, there should be attractive trading opportunities in select securities even if we’re in a bear market. While financial stocks in general seem to be dismally out of favor, we believe there will be some tremendous opportunities over the longer term in those financial institutions that have followed disciplined lending standards. Many of the smaller bank stocks with excellent lending practices have been unfairly tainted by the sloppy lending standards and negative publicity that have been associated with some of the larger financial institutions. This is starting to produce some particularly attractive opportunities. A number of insurance companies look very attractive as well. Health-care stocks, which aren’t heavily dependent on a strong economy, should also be safer havens for equity investors. In addition, health care seems quite out of favor based on an analysis of assets in health-care exchange-traded funds (ETFs) and other health-care sector funds as a percentage of total domestic sector assets, which now stands at a 15-year low. Within the energy sector, there are still some attractively priced securities, especially those that are geared toward natural gas. We’ll probably focus on these sectors during the early part of 2008.

We suspect that Fed chief “Helicopter” Ben Bernanke (his nickname since he joked that he’d drop money from helicopters if deflation threatened the U.S. economy) will ultimately panic and do everything he can to reflate this economy as it keeps slipping during the next few quarters. The Fed’s rate cuts thus far have done little to restore confidence. We believe the debt and leverage in the financial system are such that a thorough cleansing of the speculative excess will be necessary before a meaningful new secular bull market takes place. Pain is certainly being felt by the most-leveraged individuals and institutions, but it’s apt to get worse before it gets better. Having said that, foreigners have continued to step up with additional capital to bail out many of our financial institutions as they take massive write-offs. And as long as foreigners help keep interest rates under control by continuing to invest in our bonds, we could set ourselves up for an interesting buying opportunity later in the year.

Portfolio Composition

Recently, our most significant long exposure (including equity private placements) has been in health care, information technology, selective financials and consumer discretionary. We’ve maintained our focus on companies that have good long-term business models and clean balance sheets. The health-care exposure is represented by a diverse combination of pharmaceutical, biotechnology and medical-device companies with an emphasis on the pharmaceuticals that are quite attractively priced and should provide some stability in the event of more market turbulence. The majority of the information-technology holdings are equity private placements, which are listed below. Within the financial sector, our exposure is largely in savings banks and insurance companies that are selling near or below their tangible book value, with minimal exposure to the subprime-loan area.

As of February 29, 2008, almost 15% of the Fund was invested in private placements: 2% in Alien Technology (information technology), 3% in FibroGen (health care), 2% in Force10 (information technology), 2% in Motricity (information technology), 5% in Raza Microelectronics (information technology) and 1% in TableMAX Holdings (consumer discretionary). We believe that each of these companies should continue to make significant progress even if the economy slows further in the months ahead. And if the stock market stabilizes somewhat, we believe one or two of the companies could potentially complete an IPO in 2008.

Thank you for your investment in the Akros Absolute Return Fund and for the confidence you’ve placed in us.

Sincerely,

Brady T. Lipp

Portfolio Manager

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The Prospectus contains this and other important information about the Fund, and it may be obtained by calling 877-257-6748 (877-AKROS 4 U). Read it carefully before investing.

Please see the Schedule of Investments, the Schedule of Securities Sold Short, the Schedule of Options Written and the Schedule of Open Futures Contracts on pages 9-14 for a complete list of holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Please refer to the Prospectus for special risks associated with investing in the Akros Absolute Return Fund, including, but not limited to, risks involved with short selling, futures contracts and options, restricted securities, foreign securities, debt securities and investments in smaller companies.

Please refer to page 9 for index descriptions.

(4/08)

Akros Absolute Return Fund

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (8/31/07 - 2/29/08).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within 60 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Akros Absolute Return Fund
	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period September 1, 2007- February 29, 2008*
Actual**	$1,000.00	$1,057.20	$10.18
Hypothetical (5% return before expenses)***	$1,000.00	$1,030.10	$10.04

*	Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the period since commencement of operations.
**	Including shorts, your actual cost of investing in the Fund would be $11.30.
***	Including shorts, your hypothetical cost of investing in the Fund would be $11.04.

Akros Absolute Return Fund

Investment Highlights

(Unaudited)

The investment objective of the Fund is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. To achieve its objective, the Advisor will utilize both quantitative and qualitative techniques. The Fund’s sector breakdown at February 29, 2008 is shown below.

Sector Breakdown

% of Net Assets

	Long	Short	Options
Public Equities
Consumer Discretionary	6.61%
Consumer Staples	0.97%	—
Energy	5.98%	-0.70%
Financials	10.96%
Health Care	12.88%
Industrials	2.48%
Information Technology	4.98%	—
Materials	1.53%	—
Telecommunication Services	0.43%

Total Public Equities	46.82%	-0.70%

Exchange-Traded Funds	—	-10.69%
Private Placements	13.93%	—
Options Written (sold)	—	—	-0.23%
Investment Companies	2.68%	—
Warrants	0.14%	—
Short-Term Investments	33.36%	—
Other Assets in Excess of Liabilities	3.07%	—
Notional Value of Equity Futures	—	-16.15%

*	Expressed as a percentage of net assets. However, the notional value of equity futures is not included in the calculation of the Fund’s net assets.

Total Returns as of February 29, 2008

	Akros Absolute Return Fund	S&P 500 Index	Citigroup 3-Month U.S. Treasury Bill Index	Lipper Specialty Diversified Equity Funds Average	Lipper Long/ Short Equity Funds Average
Six Months	5.72%	(8.79)%	1.89%	10.78%	(6.06)%

One Year	3.10%	(3.60)%	4.43%	14.02%	(3.00)%

Average Annual Since Inception (9/30/05)	2.57%	5.35%	4.53%	6.31%	3.88%

Performance data quoted in the table above and the line graph below represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-257-6748 (877-AKROS 4 U). The Fund imposes a 1% redemption fee on shares held less than 60 days. Performance shown does not reflect the redemption fee. Had the fee been shown, performance would be lower.

Continued

Akros Absolute Return Fund

Investment Highlights (Continued)

(Unaudited)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown on the table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart below illustrates performance of a hypothetical investment made in the Fund and benchmark indices on inception date. The chart does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index that measures the performance of U.S. Treasury Bills with a maturity of three months and excludes commercial paper that may be purchased by accounts invested in this strategy.

The Lipper Specialty Diversified Equity Funds Average represents the average total returns of all of the funds that as of the end of the period were in the indicated category, as defined by Lipper, Inc.

The Lipper Long/Short Equity Funds Average represents the average total returns of all of the funds that as of the end of the period were in the indicated category, as defined by Lipper, Inc.

You cannot invest directly in an index. Sector allocations are subject to change.

*	Inception Date

Akros Absolute Return Fund

Schedule of Investments

February 29, 2008

(Unaudited)

	Shares	Value
COMMON STOCKS 46.82%
Biotechnology 0.95%
Crucell NV—ADR(a)	400	$5,564
Geron Corp.(a)	224	1,102
Sunesis Pharmaceuticals, Inc.(a)	5,000	7,000
Zymogenetics, Inc.(a)	1,000	9,990

		23,656

Building Products 0.93%
Apogee Enterprises, Inc.	1,500	23,085

Capital Markets 0.00%
Jesup & Lamont, Inc.(a)	50	33

Chemicals 1.53%
Ciba Specialty Chemicals AG—ADR	1,200	24,131
HB Fuller Co.	600	13,650

		37,781

Commercial Banks 4.50%
Community Bank Shares of Indiana, Inc.	108	2,086
HF Financial Corp.	4,242	70,205
Newbridge Bancorp.	1,673	16,128
Taylor Capital Group, Inc.	1,403	22,869

		111,288

Commercial Services & Supplies 0.76%
Deluxe Corp.	900	18,747

Communications Equipment 0.20%
Motorola, Inc.	500	4,985

Computers & Peripherals 1.34%
Datalink Corp.(a)	8,200	33,210

Diversified Financial Services 0.09%
Enterprise National Bank NJ(a)	500	2,300

Diversified Telecommunication Services 0.43%
Citizens Communications Co.	1,000	10,740

Durable Goods, Not Elsewhere Classified 0.39%
Navarre Corp.(a)	5,800	9,570

Electronic Equipment & Instruments 0.84%
CyberOptics Corp.(a)	200	2,084
MTS Systems Corp.	600	18,714

		20,798

Energy Equipment & Services 1.15%
Patterson-UTI Energy, Inc.	1,200	28,476

Food & Staples Retailing 0.97%
Village Super Market, Inc.	540	23,868

Health Care Equipment & Supplies 3.19%
Criticare Systems, Inc.(a)	9,000	45,000
St. Jude Medical, Inc.(a)	500	21,490
Urologix, Inc.(a)	11,200	12,432

		78,922

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Schedule of Investments, continued

February 29, 2008

(Unaudited)

	Shares	Value
Health Care Providers & Services 2.71%
Health Fitness Corp.(a)	10,400	$27,976
Lincare Holdings, Inc.(a)	1,200	39,000

		66,976

Health Care Technology 0.38%
Vital Images, Inc.(a)	600	9,516

Hotels, Restaurants & Leisure 1.48%
Canterbury Park Holding Corp.	2,100	21,210
Wyndham Worldwide Corp.	700	15,519

		36,729

Insurance 3.29%
American Safety Insurance Holdings, Ltd(a)(b)	1,400	26,810
Aspen Insurance Holdings Ltd.(b)	600	17,364
The Travelers Companies, Inc.	800	37,128

		81,302

Internet & Catalog Retail 0.66%
ValueVision Media, Inc.(a)	3,100	16,306

Machinery 0.79%
Pentair, Inc.	600	19,572

Media 2.15%
Cablevision Systems Corp.(a)	700	18,753
Journal Register Co.	3,100	3,100
Peoples Educational Holdings, Inc.(a)	19	43
Time Warner Inc.	2,000	31,220

		53,116

Multiline Retail 1.06%
Target Corp.	500	26,305

Oil, Gas & Consumable Fuels 4.83%
Cimarex Energy Co.	700	36,890
Encore Acquisition Co.(a)	100	3,680
Energy Partners, Ltd.(a)	3,130	33,679
Hugoton Royalty Trust	1,600	45,200

		119,449

Pharmaceuticals 5.66%
AstraZeneca PLC—ADR	1,500	56,445
Barr Pharmaceuticals, Inc.(a)	300	14,145
Mylan Laboratories Inc	3,500	41,440
Novartis AG—ADR	300	14,745
Wyeth	300	13,086

		139,861

Semiconductor & Semiconductor Equipment 0.98%
FSI International, Inc.(a)	2,600	4,238
Lam Research Corp.(a)	500	20,120

		24,358

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Schedule of Investments, continued

February 29, 2008

(Unaudited)

	Shares	Value
Software 1.61%
ePlus Inc.(a)	3,200	$32,000
Lawson Software Inc.(a)	1,000	7,800

		39,800

Specialty Retail 0.87%
Best Buy Co., Inc.	500	21,505

Thrifts & Mortgage Finance 3.08%
First Bancorp of Indiana, Inc.	1,459	16,778
Wells Financial Corp.	2,500	59,375

		76,153

TOTAL COMMON STOCKS (Cost $1,295,432)		1,158,407

INVESTMENT COMPANIES 2.68%
Blackrock Dividend Achievers Trust	4,000	46,880
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	1,200	19,296

TOTAL INVESTMENT COMPANIES (Cost $85,042)		66,176

PRIVATE PLACEMENTS 13.93%
Advanced Equities Investment I, LLC (Force 10 Networks)(a)(d)(e) (Note 2)	46,253	50,000
Advanced Equities Investment XXXII, LLC (Raza Microelectronics, Inc.)(a)(d)(e) (Note 2)	65,000	117,000
Advanced Equities Triangle Acquisition II, LLC (Motricity Inc.)(a)(d)(e) (Note 2)	44,084	45,010
Bauer Private Equity Fund III, LLC (Alien Technology)(a)(d)(e) (Note 2)	23,397	31,118
Bauer Private Equity Fund IV, LLC (Alien Technology)(a)(d)(e) (Note 2)	2,579	10,318
FibroGen, Inc.(a)(d)(e) (Note 2)	15,000	67,350
TableMAX Holdings, LLC(a)(d)(e) (Note 2)	23,000	23,618

TOTAL PRIVATE PLACEMENTS (Cost $391,943)		344,414

WARRANT 0.14%
Alien Technology(d)(e) (Note 2)	2,579	3,356
Expiration: October 2013, Exercise Price: $7.50
(Acquired 10/25/06, Cost $0)

TOTAL WARRANT (Cost $0)		3,356

SHORT TERM INVESTMENTS 33.36%
AIM STIC Prime Portfolio Money Market 5.020%(c)	824,965	824,965

TOTAL SHORT TERM INVESTMENTS (Cost $824,965)		824,965

Total Investments (Cost $2,597,382) 96.93%		2,397,318
Other Assets in Excess of Liabilities 3.07%		75,990

TOTAL NET ASSETS 100.00%		$2,473,308

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non Income Producing
(b)	Foreign
(c)	Variable Rate
(d)	Security fair valued in accordance with procedures approved by the Board of Trustees
(e)

Restricted security—The Advisor has determined these securities to be illiquid. The total value of illiquid securities at February 29, 2008 was $347,770, comprising 14.07% of net assets, while the remained of the Fund’s net assets (85.93%) were liquid.

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Schedule of Securities Sold Short

February 29, 2008

(Unaudited)

	Shares	Value
COMMON STOCK 0.70%
Kinder Morgan Energy Partners, L.P.	300	$17,238

TOTAL COMMON STOCK (Proceeds $16,195)		17,238

EXCHANGE TRADED FUNDS 10.69%
iShares S&P SmallCap 600 Index Fund	1,000	60,050
Midcap SPDR Trust Series 1	1,000	144,250
Utilities Select Sector SPDR Fund	1,600	60,176

TOTAL EXCHANGE TRADED FUNDS (Proceeds $262,132)		264,476

TOTAL SECURITIES SOLD SHORT (Proceeds $278,327) 11.39%		$281,714

Percentages are stated as a percent of net assets.

(a)	Non income producing

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Schedule of Options Written

February 29, 2008

(Unaudited)

	Contracts	Value
CALL OPTIONS WRITTEN
Cimarex Energy Co.
Expiration: April 2008, Exercise Price: $50.00	3	$1,170
Expiration: April 2008, Exercise Price: $55.00	3	450
Encore Acquisition Co.
Expiration: March 2008, Exercise Price: $40.00	3	45
Lam Research Corp.
Expiration: April 2008, Exercise Price: $45.00	5	650
Patterson-UTI Energy, Inc.
Expiration: March 2008, Exercise Price: $22.50	12	2,040
Target Corp.
Expiration: March 2008, Exercise Price: $55.00	5	400

TOTAL CALL OPTIONS WRITTEN (Premiums received $4,610)		4,755

PUT OPTIONS
AstraZeneca PLC
Expiration: March 2008, Exercise Price: $40.00	3	810

TOTAL PUT OPTIONS WRITTEN (Premiums received $660)		810

TOTAL OPTIONS WRITTEN (Premiums received $5,270)		$5,565

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Schedule of Open Futures Contracts

February 29, 2008

(Unaudited)

Description	Number of Contracts Sold Short	Contract Value	Settlement Month	Unrealized Appreciation
Standard and Poor’s 500 Index March 2007 Mini Futures	5	$332,825	March 2008	$4,263
Standard and Poor’s 500 Index June 2007 Mini Futures	1	66,665	June 2008	2,503

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Statement of Assets and Liabilities

February 29, 2008 (Unaudited)
Assets
Investments, at value (cost $2,597,382)	$2,397,318
Receivable for investments sold	22,316
Cash	90
Deposits for short sales at broker	79,922
Deposits for futures at broker	34,903
Receivable from broker for proceeds on securities sold short	278,327
Receivable from broker for premium on options written	5,270
Dividends and interest receivable	5,528
Receivable from Advisor	16,403
Other assets	8,262

Total Assets	2,848,339

Liabilities
Securities sold short, at value (proceeds $278,327)	281,714
Options written, at value (premium received $5,270)	5,565
Payable for investments purchased	50,942
Payable to affiliates	17,144
Payable for shareholder servicing fees	4,075
Accrued expenses	15,591

Total Liabilities	375,031

Net Assets	$2,473,308

Net assets consist of:
Paid-in capital	$2,577,713
Undistributed net investment income	12,034
Undistributed net realized gain	80,542
Net unrealized appreciation (depreciation) on:
Investments	(200,064)
Short positions	(3,387)
Written options	(295)
Futures contracts	6,765

Net Assets	$2,473,308

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	261,073

Net asset value, redemption price and offering price per share	$9.47

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Statement of Operations

For the Six Months Ended February 29, 2008 (Unaudited)

Investment Income
Interest income	$24,051
Dividend income(1)	16,682

Total Investment Income	40,733

Expenses
Administration fees	20,217
Fund accounting fees	16,499
Legal fees	13,367
Transfer agent fees and expenses	12,448
Advisory fees	11,845
Audit and tax fees	9,653
Federal and state registration fees	5,352
Trustees’ fees and related expenses	3,596
Distribution fees	2,961
Custody fees	2,432
Shareholder servicing fees	1,185
Reports to shareholders	254
Other expenses	2,553

Total Expenses Before Interest Expense & Dividends On Short Positions	102,361
Dividends on short positions	2,550
Less waivers and reimbursement by Advisor	(78,789)

Net Expenses	26,122

Net Investment Income	14,610

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	21,565
Short positions	(11,176)
Written options	11,170
Futures contracts	86,199
Change in net unrealized appreciation/depreciation on:
Investments	(9,444)
Short positions	34,163
Written options	(5,340)
Futures contracts	(9,273)

Net Realized and Unrealized Gain on Investments	117,865

Net Increase In Net Assets From Operations	$132,474

(1)	Net of $67 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Statements of Changes in Net Assets
	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
From Operations
Net investment income	$14,610	$40,878
Net realized gain (loss) on:
Investments	21,565	115,811
Short positions	(11,176)	(20,231)
Written options	11,170	6,775
Futures contracts	86,199	(59,775)
Change in net unrealized appreciation/depreciation on:
Investments	(9,444)	(113,195)
Short positions	34,163	(25,544)
Written options	(5,340)	705
Futures contracts	(9,273)	43,338

Net increase (decrease) in net assets from operations	132,474	(11,238)

From Distributions
Net investment income	(41,386)	(22,902)
Net realized gain on investments	(81,778)	(96,945)

Net decrease in net assets resulting from distributions paid	(123,164)	(119,847)

From Capital Share Transactions
Proceeds from shares sold	33,172	636,267
Net asset value of shares issued in reinvestment of distributions to shareholders	90,052	80,535
Payments for shares redeemed	(21,513)	(413,671)

Net increase in net assets from capital share transactions	101,711	303,131

Total Increase in Net Assets	111,021	172,046

Net Assets:
Beginning of period	2,362,287	2,190,241

End of period	$2,473,308	$2,362,287

Undistributed Net Investment Income	$12,034	$38,527

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Financial Highlights
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended February 29, 2008		Period Ended August 31, 2007
Net Asset Value, Beginning of Period	$9.46		$10.07

Income (loss) from investment operations:
Net investment income	0.06		0.17
Net realized and unrealized gain (loss) on investments	0.44		(0.21)

Total from Investment Operations	0.50		(0.04)

Less distributions paid:
From net investment income	(0.16)		(0.11)
From net realized gain on investments	(0.33)		(0.46)

Total distributions paid	(0.49)		(0.57)

Net Asset Value, End of Period	$9.47		$9.46

Total Return	5.72	%(1)	(0.47)%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$2,473		$2,362
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(2)	8.86	%(3)	8.88%
After waiver and expense reimbursement(2)	2.21	%(3)	2.45%
Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(4)	-5.42	%(3)	(4.64)%
After waiver and expense reimbursement(4)	1.23	%(3)	1.79%
Portfolio turnover rate	115.19	%(1)	301.09%

(1)	Not annualized.
(2)

The ratio of expenses to average net assets includes dividends on short positions and interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions and interest expense were 8.64% and 1.99%, and 8.42% and 1.99%, for the periods ended February 29, 2008 and August 31, 2007, respectively.

(3)	Annualized.
(4)	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Notes to Financial Statements

February 29, 2008

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Akros Absolute Return Fund (the “Fund”) represents a distinct, diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund became effective and commenced operations on September 30, 2005. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Akros Capital, LLC (the “Advisor”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded. Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day. Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day. When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures approved by the Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee.

(b)	Restricted Securities

The following investments, the sale of which are restricted, have been valued under the Fair Value Pricing procedures adopted by the Board of Trustees, after considering certain pertinent factors. These factors include but are not limited to pending transactions (such as an initial public offering and recent purchases or sales of the security or other securities of the issuer), cost at the date of purchase, liquidity of the market, and interest rates. No actively quoted market price exists for these investments. The aggregate market value of restricted securities is $344,414 which constitutes 13.93% of net assets of the Fund. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Akros Absolute Return Fund

Notes to Financial Statements, Continued

February 29, 2008

Security	Shares	Price per Share	Acquisition Date	Cost	Market Value
Bauer Private Equity III Fund, LLC (Alien Technology) Common Stock(1)	23,397	$1.3300	January 6, 2006	$99,750	$31,118
Bauer Private Equity IV Fund, LLC (Alien Technology) Common Stock(2)	2,579	$4.0000	October 25, 2006	$10,318	$10,318
Advanced Equities Investment XXXII, LLC (Raza Microelectronics)(3)	65,000	$1.8000	July 5, 2006	$96,525	$117,000
Advanced Equities Investment I, LLC (Force 10 Network)(4)	46,253	$1.0810	December 13, 2006	$50,000	$50,000
Advanced Equities Triangle Acquisition I, LLC (Motricity Inc.)(5)	44,084	$1.0210	November 5, 2007	$45,000	$45,010
FibroGen, Inc.	15,000	$4.4900	November 5, 2007	$67,350	$67,350
TableMAX Holdings, LLC	23,000	$1.0269	October 26, 2007	$23,000	$23,618

(1)	Bauer Private Equity III, LLC is invested solely in Alien Technology Series D convertible preferred stock.
(2)	Bauer Private Equity IV, LLC is invested solely in Alien Technology Series I convertible preferred stock and warrants expiring October 2013 with an exercise price of $7.50.
(3)	Advanced Equities Investment XXXII, LLC is invested solely in Raza Microelectronics Series C convertible preferred stock.
(4)	Advanced Equities Investment I, LLC is invested solely in Force 10 Network Series F convertible preferred stock.
(5)	Advanced Equities Triangle Acquisition II, LLC is invested solely in Motricity Series I convertible preferred stock.

(c)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	New Accounting Pronouncement

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Fund would report an income tax expense in the statement of operations. The adoption of FIN 48 is required for the last net asset value calculation in the first financial statement reporting period for fiscal years beginning after December 15, 2006. The Fund will apply FIN 48 to all open tax years on the date of adoption. The Fund adopted FIN 48 in 2008.

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the implications of SFAS No. 157, and its impact on the financial statements has not yet been determined.

Akros Absolute Return Fund

Notes to Financial Statements, Continued

February 29, 2008

(e)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(f)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g)	Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short. The Fund’s receivable for proceeds on securities sold short is with one major security dealer. The Fund does not require this broker to maintain collateral in support of the receivable for proceeds on securities sold short.

(h)	Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of the trade.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified

Akros Absolute Return Fund

Notes to Financial Statements, Continued

February 29, 2008

period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the quoted bid price. If an options exchange closes after the time at which the Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

Transactions in options written during the six month period ended February 29, 2008 were as follows:

	Call Options		Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, beginning of period	34	$6,150	3	$300
Options written	77	10,371	4	7,030
Options terminated in closing transactions
Options exercised	(15)	(1,680)	(1)	(6,370)
Options expired	(65)	(10,231)	(3)	(300)

Outstanding, end of period	31	$4,610	3	$660

(i)	Futures

The Fund may enter into futures contracts traded on domestic exchanges, including stock index futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time.

(j)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation. There were no redemption fees charged during the period for the Fund.

Akros Absolute Return Fund

Notes to Financial Statements, Continued

February 29, 2008

(k)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the year ended August 31, 2007 and the period ended August 31, 2006 were as follows:

	Year Ended August 31, 2007	Period Ended August 31, 2006
Ordinary Income	$119,847	$5,306

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature.

As of August 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$2,556,905

Gross tax unrealized appreciation	35,192
Gross tax unrealized depreciation	(262,659)

Net tax unrealized depreciation	(227,467)

Undistributed ordinary income	123,165
Undistributed long-term capital gain	—

Total distributable earnings	123,165

Other accumulated losses	(9,413)

Total accumulated earnings	$(113,715)

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences have no effect on net asset value. For the year ended August 31, 2007, the Fund decreased undistributed net investment income by $1,836 and increased accumulated realized gains by $1,836.

The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the investment in certain debt instruments.

At August 31, 2007, the Fund had a post-October capital loss of $9,191.

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed in writing to waive its management fee and/or reimburse the Fund’s other expenses through September 30, 2008, and shall continue thereafter at the discretion of the Board of

Akros Absolute Return Fund

Notes to Financial Statements, Continued

February 29, 2008

Trustees to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, expenses incurred in connection with any merger or reorganization and extraordinary items) do not exceed 1.99% of the Fund’s average daily net assets. For the six month period ended February 29, 2008, expenses of $78,789 were reimbursed by the Advisor in the Fund. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

2009	$129,285
2010	$147,992
2011	$78,789

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the six month period ended February 29, 2008, the Fund accrued expenses of $2,961 pursuant to the 12b-1 Plan.

The Trust has also adopted a Shareholder Services Agreement with the Advisor, under which the Advisor and other third parties provide certain services to existing shareholders. The Advisor receives an annual fee of 0.10% of the Fund’s average daily net assets. During the six month period ended February 29, 2008, the Fund accrued expenses of $1,185 under this plan.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is an interested person of the Distributor as the Fund’s principal underwriter.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Period Ended February 29, 2008	Year Ended August 31, 2007
Shares sold	3,497	66,272
Shares issued to holders in reinvestment of distributions	10,084	8,487
Shares redeemed	(2,264)	(42,520)

Net increase	11,317	32,239

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six month period ended February 29, 2008, were $1,969,456 and $1,869,680, respectively. For the six month period ended February 29, 2008, there were no purchases or sales of U.S. Government securities for the Fund.

Akros Absolute Return Fund

Additional Information

(Unaudited)

Tax Information

The Fund designates 8.87% of its ordinary income distribution for the year ended August 31, 2007, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2007, 5.10% of dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-257-6748 (877-AKROS 4 U).

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Trustee	Indefinite Term; Since August 22, 2001	Professor of Accounting (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	18	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1985–present); Director, Flight Standards & Training (1990–1999).	18	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Akros Absolute Return Fund

Additional Information (Continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger* 615 East Michigan Street Milwaukee, WI 53202 Age: 45	Chairperson, President and Treasurer/ Principal Accounting Officer and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	18	Director/Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Kathleen Osland 615 East Michigan Street Milwaukee, WI 53202 Age: 29	Chief Compliance Officer	Indefinite Term; Since August 1, 2006	Counsel, U.S. Bancorp Fund Services, LLC (2005–present); Associate Counsel, Urban & Taylor, S.C. (2003–2005).	N/A	N/A

Rachel A. Spearo 615 East Michigan Street Milwaukee, WI 53202 Age: 28	Secretary	Indefinite Term; Since November 15, 2005	Counsel, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 50	Vice President	Indefinite Term; Since January 11, 2008	Fund Administration & Compliance, U.S. Bancorp Fund Services, LLC (2004–present); UMB Investment Services Group (2000–2004).	N/A	N/A

*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an affiliated person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to Akros Capital, LLC, the Fund’s investment advisor (the “Advisor”), the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 877-257-6748 (877-AKROS 4 U). A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to the Fund’s portfolio securities during the most recent twelve month period ended June 30 are available without charge, upon request, by calling toll free, 877-257-6748 (877-AKROS 4 U), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the SEC’s Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-SEC-0330 (general SEC number).

Akros Absolute Return Fund

Investment Advisor	Akros Capital, LLC 230 Park Avenue 7th Floor New York, NY 10169

Legal Counsel	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, WI 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, WI 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 North RiverCenter Drive Suite 302 Milwaukee, WI 53212

Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2006.

(2) Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Professional Managers

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer

Date May 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer

Date May 7, 2008